UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2016

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Wyman Street, Suite 250 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 928-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2016, Chiasma, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2016 and providing a business update. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 4, 2016, the Company appointed Drew Enamait, the Company’s current Corporate Controller, to serve as the Company’s Vice President, Finance & Administration and principal accounting officer, effective as of November 10, 2016.

Mr. Enamait, age 42, has served as the Company’s Corporate Controller since October 2015. Prior to joining the Company, he served in various rolls of increasing responsibility culminating in the position of Senior Controller, of LeMaitre Vascular, Inc. (NASDAQ:LMAT), a public medical device company, from April 2008 to October 2015. Mr. Enamait began his professional career at Arthur Andersen LLP. Mr. Enamait received his B.S. in Accountancy, minor in Law from Bentley College in 1996 and earned a Certified Public Accountant certificate in the State of Connecticut in 1999.

In connection with his promotion, Mr. Enamait will receive a base salary of $215,050 and will be also eligible for an annual performance bonus targeted at 25% of his base salary. Mr. Enamait previously entered into a Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Enamait’s employment and for 12 months thereafter, which agreement remain in effect. He will also enter into a customary indemnification agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Chiasma, Inc. dated November 9, 2016, furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2016	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President, Chief Executive Officer, and Director